MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY

            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Batterymarch Mid-Cap Stock Portfolio, a series of the Trust into Lazard Mid-Cap Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 6th of November, 2007.




                                          /s/ Stephen M. Alderman
                                          Stephen M. Alderman, Trustee
                                          Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY


            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Batterymarch Mid-Cap Stock Portfolio, a series of the Trust into Lazard Mid-Cap Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 6th of November, 2007.



                                            /s/ Jack R. Borsting
                                            Jack R. Borsting, Trustee
                                            Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY

            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Batterymarch Mid-Cap Stock Portfolio, a series of the Trust into Lazard Mid-Cap Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 6th of November, 2007.





                                            /s/ Theodore A. Myers
                                            Theodore A. Myers, Trustee
                                            Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY

            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Batterymarch Mid-Cap Stock Portfolio, a series of the Trust into Lazard Mid-Cap Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 6th of November, 2007.






                                            /s/ Dawn M. Vroegop
                                            Dawn M. Vroegop, Trustee
                                            Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY

            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Batterymarch Mid-Cap Stock Portfolio, a series of the Trust into Lazard Mid-Cap Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 6th of November, 2007.






                                            /s/ Daniel A. Doyle
                                            Daniel A. Doyle, Trustee
                                            Met Investors Series Trust